                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: March 15, 2002


              JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank)
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                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                  CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
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                      (Issuer with respect to Certificates)


         New York                        33-93570                 13-4994650
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(State or other jurisdiction      (Commission File Number)   (IRS Employer
of incorporation)                                            Identification No.)


             270 Park Avenue, New York, New York                 10017
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             (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


         Chase Manhattan Home Equity Loan Trust 1995-1 is the issuer of a single outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1995, as amended. The parties to the Pooling and Servicing Agreement are: JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) ("JPMCB"), as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

         On March 15, 2002, JPMCB, as servicer, distributed monthly interest to the holders of the certificates. JPMCB furnished a copy of the monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the Monthly Statement to Certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Statement to Certificateholders with respect to the March 15, 2002 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 28, 2002



                                      JPMorgan Chase Bank
                                      (f/k/a The Chase Manhattan Bank),
                                      as Servicer

                                      By: Chase Manhattan Mortgage Corporation


                                      By: /s/ John Barren
                                      ----------------------------
                                      Name: John Barren
                                      Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                 Description
-----------                 -----------
20.1                        Statement  to  Certificateholders  dated  March  15,
                            2002  delivered  pursuant  to  Section  5.03  of the
                            Pooling  and   Servicing   Agreement   dated  as  of
                            September 1, 1995.